                                                                    EXHIBIT 10.4

                        DEFERRED COMPENSATION AGREEMENT

     THIS AGREEMENT, amended and restated on this _____ day of____________, 19__ (as amended and restated, the "Agreement"), by and between Provident Bank, a savings association having its principal offices at 400 Rella Boulevard, Montebello, New York 10901 (the "Bank"), and ________________ (the "Director").

     WHEREAS, the Director has agreed to serve as a director of the Bank, and

     WHEREAS, on __________, 199__, the Bank and the Director entered into an agreement whereby the Bank will provide to the Director a vehicle under which the Director can defer receipt of any or all directors' fees or incentive payments payable by the Bank; and

     WHEREAS, in connection with the reorganization of the Bank into mutual holding company form as a subsidiary of Provident Bancorp, Inc., a mid-tier stock holding company ("Company"), the Bank and the Director desire to amend the Agreement to permit the Director to express an investment preference to have all or a portion of his account invested in stock of the Company or other investment options made available to him; and

     WHEREAS, Section 5.1 of the Agreement permits the Agreement to be amended from time to time.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the Bank and the Director hereby agree as follows:

1.   DEFINITION OF TERMS AND CONSTRUCTION
     ------------------------------------

     1.1  Definitions.  Unless a different meaning is plainly implied by the
          -----------
context, the following terms as used in this Agreement shall have the following meanings:

          (a) "Beneficiary" means the person or persons (and their heirs) as designated by the Director in a written instrument submitted to the Director of Human Resources of the Bank to whom the deceased Director's benefits are payable. In the event the Director fails to properly designate a Beneficiary, his Beneficiary shall be the person or persons in the first of the following classes of successive preference surviving at the death of the Director: the Director's (1) surviving spouse or (2) estate.

          (b) "Board of Directors" shall mean the Board of Directors of the Bank.

          (c) "Change in Control" shall mean a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the

                                       1
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meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that this sub-section (b) shall not apply if the Incumbent Board is replaced by the appointment by a Federal banking agency of a conservator or receiver for the Bank provided further, that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Agreement are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

          (e) "Committee" shall mean the Committee appointed to administer the Agreement pursuant to Article VII.

          (f) "Compensation" shall mean the amount of directors' fees paid by the Bank to the Director during a Deferral Year prior to reduction for Compensation Deferrals made under this Agreement. In the case of management, compensation shall be defined as incentive payments, paid by the Bank to the Director, in his capacity as an employee during a Deferral Year prior to reduction for Compensation Deferrals made under this Agreement.

          (g) "Compensation Deferral" shall mean the amount or amounts of the Director's Compensation deferred under the provisions of Section 3 of this Agreement.

          (h) "Deferral Account" shall mean the account maintained to reflect the Director's

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Compensation Deferrals made pursuant to Section 3 hereof and any other credits or debits thereto.

          (i) "Deferral Year" shall mean each calendar year during which the Director makes, or is entitled to make, Compensation Deferrals under Section 3 hereof.

          (j) "Hardship" shall mean a sudden or unexpected illness, accident or similar event affecting the Director, his Beneficiary or a family member, which is beyond the control of the Director, his Beneficiary and any family member and which causes the Director or, if applicable, his Beneficiary to incur a severe financial hardship, as determined by the Committee (acting without the participation of the requesting Director, if he is a member of the Committee) in its sole discretion. For purposes of the above, the members of the Directors's or his Beneficiary's families shall include their spouses, lineal descendants and ancestors.

          (k) "Investment Options" shall mean the investment options designated by the Committee from which the Director may express a preference for the constructive investment of his Account. Investment Options may include, for example, (i) equity markets (including the stock of the Company or its successors), (ii) money market securities (i.e., Treasury bills or other obligations of the United States government or any state government or municipality, certificates of deposit), or (iii) assets which can be liquidated within sixty (60) days with no loss of principal. Investment Options are subject to change from time to time as the Committee, in its discretion, deems necessary or appropriate. Investment Options shall be used as earning indices in order to determine the gain or loss in the Director's Deferral Account. No provision of the Agreement shall be construed as giving any Director an interest in any of the Investment Options nor shall any provision require that the Company make any investment in any option.

          (l) "Trustee" shall mean the Trustee, if any, of any grantor trust which may be established by the Bank to accumulate assets for the purpose of funding the benefits promised under this Agreement.

          (m) "Valuation Date" shall mean the last business day of each calendar quarter and any other day upon which the Bank makes a valuation of the Deferral Account.

     1.2. Plurals and Gender.  Where appearing in this Agreement the singular
          ------------------
shall include the plural and the masculine shall include the feminine, and vice versa, unless the context clearly indicates a different meaning.

     1.3. Headings.  The headings and sub-headings in this Agreement are
          --------
inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

2.   PERIOD DURING WHICH COMPENSATION DEFERRALS ARE PERMITTED
     --------------------------------------------------------

     2.1. Commencement of Compensation Deferrals.  The Director may elect, on a
          --------------------------------------
form provided by, and submitted to, the Director of Human Resources of the Bank, to commence

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Compensation Deferrals under Section 3 hereof for the Deferral Year beginning immediately following the later of (i) the date this Agreement is executed or
(ii) the date such form is submitted to the Director of Human Resources of the Bank.

     2.2. Termination of Deferrals.  The Director shall not be eligible to make
          ------------------------
Compensation Deferrals after the earliest of the following dates:

          (a) The date on which he ceases to serve as a Director of the Bank; or

          (b) The effective date of the termination of this Agreement.

3.   COMPENSATION DEFERRALS
     ----------------------

     3.1. Compensation Deferral Elections.
          -------------------------------

          (a) Prior to the first day of any Deferral Year, the Director may elect, on the form described in Section 2.1 hereof, to defer the receipt of all or a portion of his Compensation for such Deferral Year. Such writing shall set forth the amount of such Compensation Deferral (in whole percentage or dollar amounts) and may set forth a specific type of his Compensation (i.e., based on the activity for which a specific portion of Compensation is paid) from which such Compensation Deferrals are to be made. Such election shall continue in effect for all subsequent Deferral Years unless it is canceled or modified as provided below.

          (b) Compensation Deferrals shall be withheld pro rata from each payment of Compensation (or payment of a specific type of Compensation, if applicable) by the Bank to the Director based upon the percentage or dollar amount elected by the Director under Section 3.1(a) hereof.

          (c) The Director may cancel or modify the amount of his Compensation Deferrals on a prospective basis by submitting to the Director of Human Resources of the Bank a revised Compensation Deferral election form. Such change will be effective as of the first day of the Deferral Year following the date such revision is submitted to the Director of Human Resources of the Bank.

     3.2. Valuation of Deferral Account.
          -----------------------------

          (a) The Bank shall establish a bookkeeping Deferral Account to which will be credited an amount equal to the Director's Compensation Deferrals under this Agreement. Compensation Deferrals shall be allocated to the Deferral Account on the first business day following the date such Compensation Deferrals are withheld from the Director's Compensation. As of the date of this Agreement, the Deferral Account also shall be credited with the amounts credited to the Director under each other outstanding elective deferred compensation agreement entered into by and between the Bank and the Director which is superseded by this Agreement

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pursuant to Section 6.10 hereof. The Deferral Account shall be debited to reflect any distributions from such Account. Such debits shall be allocated to the Deferral Account as of the date such distributions are made.

          (b) As of each Valuation Date, income, gain and loss equivalents (determined as if the Deferral Account is invested in the manner set forth under Section 3.3, below) attributable to the period following the immediately preceding Valuation Date shall be credited to and/or deducted from the Director's Deferral Account.

     3.3  Investment of Deferral Account Balance. Subject to such limitations as
          --------------------------------------
may from time to time be required by law or imposed by the Committee, and subject to such operating rules and procedures as may be imposed from time to time by the Committee, each Director may express to the Committee a preference as to how the Director's Deferral Account should be constructively invested among the Investment Options.

          (a) Any initial or subsequent expression of investment preference shall be in writing, on a form provided by and filed with the Committee, and shall be subject to such rules and procedures as the Committee may promulgate from time to time, including rules as to when an expression of investment preference will be effective. In the event a grantor trust has been established, the Committee shall forward the Directors expression of investment preference to the Trustee.

          (b) If the Committee (or Trustee, in the case of establishment of a grantor trust) chooses to honor a Director's investment preferences, in whole or in part, (i) the contributions and credits and other amounts added to a Director's Deferral Account shall be constructively invested in accordance with the then effective designation of investment preference and (i) as of the effective date of any new investment preference, all or a portion of the Director's Deferral Account at that date shall be constructively reallocated among the designated Investment Options according to the directions specified in the investment preference unless and until a subsequent investment preference shall be filed and become effective. Unless otherwise announced by the Committee, investment preferences may be changed no more than two times per calendar year and must be received by the Committee no less than ten (10) days before the effective date of the change. In the event the Committee, or in the case a grantor trust is established, the Trustee, fails to honor a Director's expression of investment preference, in whole or in part, the Committee or Trustee shall so inform the Director as soon as reasonably practicable.

          (c) If the Committee receives an initial or revised investment preference which it deems to be incomplete, unclear or improper, the Director's investment preference then in effect shall remain in effect (or, in the case of a deficiency in an initial investment preference) until the next Valuation Date, unless the Committee provides for, and permits the application of, corrective action prior to that time. The Committee shall announce to the Director a default Investment Option, which shall be substituted for the Director's investment preference for any portion of his Deferral Account from which he fails to file an investment preference.

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

          (d) All investment preferences shall be advisory only and shall not bind the Bank, the Committee, or Trustee (if any). The Bank shall not be obligated to invest any funds in connection with this Agreement. If, however, the Bank chooses to invest funds to provide for its liabilities under this Agreement, the Committee, or in the event a grantor trust has been established, the Trustee, shall have complete discretion as to investment.

          (e) Each Director's Deferral Account will be credited with earnings or losses as if the Deferral Account were actually invested in accordance with the Director's expression of investment preference, as follows. As of each Valuation Date, the net earnings or losses of each Investment Option since the preceding Valuation Date shall be allocated among all Deferral Accounts in accordance with the preferences indicated by each Director as though the Deferral Accounts had been invested in the Investment Option in accordance with each Director's indicated preference. For purposes of this allocation, the Deferral Account of each Director will consist of the balance of the Deferral Account as of the preceding Valuation Date, adjusted (i) by adding to the balance any elective deferred Compensation made since the preceding Valuation Date and (ii) by subtracting from such balance all distributions made to the Director or to a Beneficiary. Each Deferral Account shall be further adjusted to reflect any changes in investment preferences which have become effective since the last Valuation Date.

          (f) If it is determined that the constructive value of a Deferral Account as of any date on which distributions are to be made differs materially from the constructive value of the Deferral Account on the prior Valuation Date upon which the distribution is to be based, the Committee, in its discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of constructively revaluing the Deferral Account so that the Deferral Account from which the distribution is being made will, prior to the distribution, reflect its share of such material difference in value. Similarly, the Committee may adopt a policy of providing for regular interim valuations without regard to the materiality of changes in the value of the Deferral Accounts.

     4.   DISTRIBUTIONS FROM DEFERRAL ACCOUNT
          -----------------------------------

     4.1. (a)  In General.  Distributions from the Director's Deferral Account
               ----------
shall be paid in quarterly installments over a period of five (5) years beginning on the first day of the first calendar quarter coincident with or next following the Director's mandatory retirement date, except in the event of an accelerated distribution following a Change in Control or due to Hardship, in accordance with Section 4.3 or 4.5 hereof. Each quarterly installment shall be in an amount equal to the product of the then current balance in the Director's Deferral Account multiplied by a fraction, the numerator of which shall be "one" and the denominator of which shall be the number of remaining quarterly payments to which the Director is entitled. A Director's mandatory retirement date shall be the date determined under the retirement policy set by the Bank and applicable to the Director.

          (b)  Request for Alternate Distribution.  At any time on or before
               ----------------------------------
twenty-four (24) months prior to a Director's mandatory retirement date, a Director may request in writing, an earlier or later commencement of distributions from his Deferral Account so long as the new distribution

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

date is at least twenty-four (24) months after the Director files such written request. In addition, a Director may also request that his Deferral Account be paid in quarterly installments over a period of no more than ten (10) years, rather than five (5) years. The Committee (acting without the participation of the requesting Director, if he is a member of the Committee) may, in its sole discretion, decide whether to grant any request to accelerate or delay the commencement of distributions or to distribute the Deferral Account over a shorter or longer period, provided however, that distribution shall not commence prior to the date on which a Director attains age sixty-five (65).

     4.2. Death Prior to Complete Distribution of Deferral Account.  Upon the
          --------------------------------------------------------
death of the Director prior to the commencement of the distribution of the amounts credited to his Deferral Account, the balance of such Account shall be distributed to his Beneficiary in the manner set forth under Section 4.1 hereof beginning on the first day of the first calendar quarter coincident with or next following the date the Director dies. In the event of the death of the Director after the commencement of such distribution, but prior to the complete distribution of his Deferral Account, the balance of the amounts credited to his Deferral Account shall be distributed to his Beneficiary over the remaining period during which such amounts were distributable to the Director under
Section 4.1 hereof. Notwithstanding the above, the Board of Directors, in its sole discretion, may accelerate the distribution of the Deferral Account upon the Beneficiary's petition for acceleration based upon his incurring a Hardship, in accordance with Section 4.5.

     4.3. Accelerated Distribution Following a Change in Control.
          ------------------------------------------------------
Notwithstanding any other provision of this Agreement, at any time after a Change in Control, upon written request to the Committee and with the consent of the Committee, a Director shall be entitled to request a lump sum distribution of the Director's vested Deferral Account balance. The Committee shall make a determination on distribution within thirty (30) days of receipt of the written request from the Director. The amount payable under this Section, if approved by the Committee, shall be paid in a lump sum within thirty (30) days following consent to such payment by the Board of Directors and shall be the fair market value of the Deferral Account balance on the date of distribution.

     4.4. Payments Due Missing Persons.  The Bank shall make a reasonable effort
          ----------------------------
to locate all persons entitled to benefits under this Agreement. However, notwithstanding any provisions of this Agreement to the contrary, if, after a period of five (5) years from the date such benefit shall be due, any such persons entitled to benefits have not been located, their rights under this Agreement shall stand suspended. Before this provision becomes operative, the Bank shall send a certified letter to all such persons to their last known address advising them that their benefits under this Agreement shall be suspended. Any such suspended amounts shall be held by the Bank for a period of three (3) additional years (or a total of eight (8) years from the time the benefits first become payable) and thereafter, if unclaimed, such amounts shall be forfeited.

      4.5 Hardship Distributions.  A Director, who believes he has incurred a
          ----------------------
Hardship may petition the Committee for a Hardship distribution. Upon a finding that the Director has suffered a Hardship, the Committee may, in its sole discretion, make distributions from the Director's Deferral Account prior to the time specified for payment of benefits under the Agreement. The

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

amount of such distribution shall be limited to the amount reasonably necessary to meet the requirements during the financial Hardship.

5.   AMENDMENTS AND TERMINATION
     --------------------------

     5.1. Amendments.
          ----------

          (a) The Bank and the Director may, by a written instrument signed by both such parties, amend this Agreement at any time and in any manner except that no such amendment shall have the effect of accelerating distributions of a Director's Deferral Account other than as provided in Article 4 hereof.

          (b) The Bank reserves the right to amend, in whole or in part, and in any manner, any or all of the provisions of this Agreement by action of its Board of Directors for the purposes of complying with any provision of the Code or any other technical or legal requirements, provided that:

               (1) No such amendment shall make it possible for any part of the Director's Deferral Account to be used for, or diverted to, purposes other than for the exclusive benefit of the Director or his Beneficiaries, except to the extent otherwise provided in this Agreement; and

               (2) No such amendment may reduce the amount of the Director's Deferral Account as of the effective date of such amendment.

6.   MISCELLANEOUS.
     -------------

     6.1. Rights of Creditors.
          -------------------

          (a) This Agreement is unfunded. Neither the Director nor any other persons shall have any interest in any specific asset or assets of the Bank by reason of any Deferral Account hereunder, nor any rights to receive distribution of his Deferral Account except and as to the extent expressly provided hereunder. The Bank shall not be required to purchase, and shall not hold or dispose of any investments pursuant to this Agreement.

          (b) The rights of the Director and the Beneficiaries to the amounts held in the Deferral Account are unsecured and shall be subject to the creditors of the Bank. With respect to the payment of amounts held under the Deferral Account, the Director and his Beneficiaries have the status of unsecured creditors of the Bank. This Agreement is executed on behalf of the Bank by an officer of the Bank as such and not individually. Any obligation of the Bank hereunder shall be an unsecured obligation of the Bank and not of any other person.

     6.2. Agents.  The Bank may employ agents and provide for such clerical,
          ------
legal, actuarial,

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

accounting, advisory or other services as it deems necessary to perform its duties under this Agreement. The Bank shall bear the cost of such services and all other expenses it incurs in connection with the administration of this Agreement.

     6.3. Incapacity.  If the Bank shall receive evidence satisfactory to it
          ----------
that the Director or any Beneficiary entitled to receive any benefit under the Agreement is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such benefit and to give a valid release therefor, the Bank may make payment of such benefit otherwise payable to the Director or Beneficiary to the conservator, executor, committee or other legal representative of the estate of the Director or Beneficiary, and the release of such other person or institution shall be a valid and complete discharge for the payment of such benefit.

     6.4. Cooperation of Parties.  All parties to this Agreement and any person
          ----------------------
claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Agreement or any of its provisions.

     6.5. Governing Law.  This Agreement is made and entered into in the State
          -------------
of New York and all matters concerning its validity, construction and administration shall be governed by the laws of the State of New York.

     6.6. Nonguarantee of Directorship.  Nothing contained in this Agreement
          ----------------------------
shall be construed as a contract or guarantee of the right of the Director to be, or remain as, a director of the Bank or to receive any, or any particular rate of, compensation.

     6.7. Counsel.  The Bank may consult with legal counsel with respect to the
          -------
meaning or construction of this Agreement, its obligations or duties hereunder or with respect to any action or proceeding or any question of law, and it shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of legal counsel.

     6.8. Spendthrift Provision.  The Director's and Beneficiaries' interests in
          ---------------------
the Deferral Account may not be anticipated, sold, encumbered, pledged, mortgaged, charged, transferred, alienated, assigned nor become subject to execution, garnishment or attachment and any attempt to do so by any person shall render the Deferral Amount immediately forfeitable.

     6.9. Notices.  For purposes of this Agreement, notices and all other
          -------
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or mailed by United States registered or certified mail, return receipt requested, postage prepaid, or by nationally recognized overnight delivery service providing for a signed return receipt, addressed to the Director at the home address set forth in the Bank's records and to the Bank at the address set forth on the first page of this Agreement, provided that all notices to the Bank shall be directed to the attention of the Director of Human Resources of the Bank or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     6.10.  Entire Agreement. This Agreement contains the entire understanding
            ----------------
between the Bank and the Director with respect to the payment of non-qualified elective deferred compensation by the Bank to the Director . Effective as of the date hereof, this Agreement replaces, and supersedes, all other non-qualified elective deferred compensation agreements by and between the Director and the Bank.

     6.11.  Interpretation of Agreement. Interpretations of, and including any
            ---------------------------
determinations of the amounts of the Deferral Account, shall be conclusive and binding upon all parties; and the Bank shall not incur any liability to the Director for any such interpretation or determination so made or for any other action taken by it in connection with this Agreement in good faith.

     6.12.  Successors and Assigns. This Agreement shall be binding upon, and
            ----------------------
shall inure to the benefit of, the Bank and its successors and assigns and to the Director and his heirs, executors, administrators and personal representatives.

     6.13.  Severability.  In the event any one or more provisions of this
            ------------
Agreement are held to be invalid or unenforceable, such illegality or unenforceability shall not affect the validity or enforceability of the other provisions hereof and such other provisions shall remain in full force and effect, unaffected by such invalidity or unenforceability.

     6.14.  Execution in Counterparts.  This Agreement may be executed in any
            -------------------------
number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     6.15.  Indemnification.  It is understood and agreed that the Director
            ---------------
shall indemnify and hold the Bank harmless from any and all costs, expenses or losses incurred by the Bank as a result of implementing any actions pursuant to the instructions or directions given by the Director.

     6.16   Trust Fund.  The Bank shall be responsible for the payment of all
            ----------
benefits provided under the Agreement. At its discretion, the Bank may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust may be irrevocable, but the assets thereof shall be subject to the claims of the Bank's creditors, as set forth in Section 6.1(b). To the extent any benefits provided under the Agreement are actually paid from any trust, the Bank shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Bank.

7.   ADMINISTRATION
     --------------

     7.1  Committee; Duties.  This Agreement shall be administered by the
          -----------------
Committee, which shall be appointed by the Board. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Agreement and decide or resolve any and all questions, including interpretations of this Agreement, as may arise in connection with the Agreement. A majority vote of the Committee members shall control any decision.

      7.2 Agents.  The Committee may, from time to time, employ other agents and
          ------
delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Bank.

      7.3 Binding Effect of Decisions.  The decision or action of the Committee
          ---------------------------
in respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules of regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Agreement.

      7.4 Indemnity of Committee.   The Bank shall indemnify and hold harmless
          ----------------------
the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Agreement, except in the case of gross negligence or willful misconduct.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST:                                  PROVIDENT SAVINGS BANK


________________________________      By: __________________________
Secretary                             Name:
                                      Title:

WITNESS:                              DIRECTOR


________________________________      ______________________________


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